Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “Amendment”), dated as of the 30th day of November 2021, is made and entered into by and among AMERICA FIRST MULTIFAMILY INVESTORS, L.P. (“Borrower”), the Lenders signatory hereto, and BANKUNITED, N.A., (“BankUnited”), as administrative agent for the Lenders (together with its successors and assigns in such capacity and any replacement administrative agent, "Administrative Agent").

BACKGROUND

A.
Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 11, 2021 (as may be amended from time to time, the “Credit Agreement”). Terms capitalized herein but not otherwise defined shall have the meanings given to such terms in the Credit Agreement.
B.
Borrower has requested, and Administrative Agent and Lenders have agreed to amend the terms and conditions of the Credit Agreement as set forth in this Amendment. Except as expressly modified hereby, the terms of the Credit Agreement remain in full force and effect.

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the Background by reference herein, Administrative Agent, Lenders and Borrower, intending to be legally bound hereby, agree as follows:

ARTICLE I - ACKNOWLEDGMENTS

1.1 Acknowledgment of Loan Documents. Borrower hereby acknowledges and agrees that the Loan Documents are valid, binding and enforceable against it in every respect, and all of the terms and conditions thereof are binding upon Borrowers.

1.2 Reaffirmation of Representations and Warranties. Borrower hereby reaffirms its representations and warranties in the Credit Agreement, which representations and warranties are true and correct in all material respects as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date), and each and all of which shall survive the execution and delivery of this Amendment.

ARTICLE II - AMENDMENTS TO CREDIT AGREEMENT

The Credit Agreement is hereby amended and revised as follows:

2.1 All references to the “Credit Agreement” set forth in the Credit Agreement shall be deemed to refer to and mean, collectively, the original Credit Agreement dated as of June 11, 2021, and this First Amendment to the Credit Agreement.

2.2 All references to the “Loan Documents” in any of the Loan Documents executed on or about June 11, 2021 shall be deemed to include this First Amendment to the Credit Agreement, and all other instruments of agreements executed pursuant to or in connection with the terms hereof.

2.3 Amendments.

(a)
The definition of “Guarantor” in the Credit Agreement shall be amended and restated and replaced with the following:

“‘Guarantor’ means any guarantor of all or any part of the Obligations, including without limitation Greystone Select Incorporated under the terms and conditions of that certain Amended and Restated Guaranty, dated as of November 30, 2021. Unless otherwise specified herein or the context requires otherwise, ‘Guarantor’ shall mean and refer to Greystone Select Incorporated.”

(b)
Section 9.11(d) of the Credit Agreement shall be amended and restated and replaced with the following:

“(d) release Borrower, any Guarantor or any other party from liability under the Loan Documents (except for any assigning Lender pursuant to Section 10.6 and any resigning Administrative Agent pursuant to Section 9.5), provided that any decision to waive or modify any affirmative, negative or financial covenant shall not be deemed a "release" for these purposes and may be granted by the Required Lenders (except that no such consent shall be required, and Administrative Agent is hereby authorized, to release Borrower and Guarantor (A) as expressly provided in the Loan Documents and (B) upon payment of the Loan in full in accordance with the terms of the Loan Documents), without the consent of each Lender;”

ARTICLE III - CONDITIONS PRECEDENT

The effectiveness of this Amendment is conditioned upon the fulfillment by Borrower of all of the following conditions precedent on or before the date hereof:

3.1 Documents to be Delivered to Administrative Agent. Borrower shall deliver, or cause to be delivered, to Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent, the following documents:

(a)
This Amendment, executed by Borrower;
(b)
The Amended and Restated Guaranty, executed by Greystone Select Incorporated;
(c)
The Amended and Restated Unsecured Environmental Indemnity, executed by Greystone Select Incorporated, Borrower and Mortgagor;
(d)
A secretary's certificate, duly executed by Greystone Select Incorporated, dated as of November 30, 2021 and attaching true, correct and complete copies of the following: (i) Guarantor's Organizational Documents, certified as of a recent date by the appropriate

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governmental official; (ii) signature and incumbency certificates of the Authorized Officers of Guarantor executing the Loan Documents to which such it is a party; (iii) resolutions of the board of directors or other governing body of Guarantor to whom the applicable authority is delegated under the applicable Organizational Documents, approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents; and
(e)
Such other documents as may be required by Administrative Agent.

3.2 Payment of Administrative Agent’s Costs, Expenses and Legal Fees. On or before the date hereof, Borrower shall have paid to Administrative Agent or its attorneys or vendors the amount of its out‑of‑pocket costs and expenses, including, without limitation, all fees and out‑of‑pocket expenses of counsel for Lenders in connection with the preparation of this Amendment and related documents.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES

To induce Administrative Agent and Lenders to enter into this Amendment and as partial consideration for the terms and conditions contained herein, Borrower makes the following representations and warranties to Administrative Agent and Lenders, each and all of which shall survive the execution and delivery of this Amendment and all of the other documents executed in connection herewith:

4.1 Organization; Authorization; and Location.

(a)
Borrower is a duly incorporated or otherwise properly established legal entity, organized, validly existing and in good standing under the laws of the state/commonwealth of formation or incorporation, as applicable, and are duly authorized to do business, and duly qualified as a foreign entity in all jurisdictions wherein the nature of its business or property makes such qualification necessary, and has the organizational power to own its property and to carry on its business as now conducted;
(b)
Borrower has the requisite power and authority to execute, deliver and perform this Amendment and all of the documents executed by it in connection herewith. The undersigned is an Authorized Officer of Borrower, duly authorized to execute this Amendment.

4.2 Valid and Binding Agreement. This Amendment is, and each of the documents executed pursuant hereto will be, legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

4.3 Compliance with Laws. Borrower is in compliance in all material respects with all laws, regulations and requirements applicable to their businesses and have not received, and have no knowledge of, any order or notice of any governmental investigation or of any violations or claims of violation of any law, regulation or any governmental requirement.

4.4 No Conflict; Government Approvals. The execution, delivery and performance by Borrower of this Amendment and the other documents executed in connection herewith will not:

(a)
conflict with, violate or result in the breach of any provisions of any applicable law, rule, regulation or order; or

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(b)
conflict with or result in the breach of any provision of its Articles of Formation, operating agreements, charter, and/or by-laws, as applicable. No authorization, consent or approval of, or other action by, and no notice of or filing with, any governmental authority or regulatory body is required to be obtained or made by Borrower for the due execution, delivery and performance of this Amendment.

4.5 Third Party Consents. The execution, delivery and performance by Borrower of this Amendment and the documents related hereto will not:

(a)
require any consent or approval of any person or entity which has not been obtained prior to, and which is not in full force and effect as of, the date of this Amendment; or
(b)
result in the breach of, default under, or cause the acceleration of any obligation owed under any loan, credit agreement, note, security agreement, lease indenture, mortgage, credit document or other agreement by which Borrower is bound or affected.

4.6 Financial Statements; Reporting.

(a)
All balance sheets, reports, budgets, reconciliations, accounts receivable reports, and other financial information supplied to Administrative Agent by Borrower have been prepared in conformity with GAAP (excluding footnote disclosures on interim statements), and present fairly the financial condition and results of operations of Borrower for the period covered thereby.
(b)
Borrower does not know of any facts that materially adversely affect or in so far as can be foreseen, will materially adversely affect its ability to perform its obligations under this Amendment and the documents executed in connection herewith.

4.7 Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the date hereof, and shall continue to have, until all of the Obligations are paid in full, first priority, valid perfected liens upon and security interests in all of the Collateral to secure the payment and performance of all of the Obligations.

4.8 No Untrue or Misleading Statements. Neither this Amendment nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate.

4.9 No Event of Default or Material Adverse Effect. No default or Event of Default has occurred as of the date hereof under any of the Loan Documents of which Borrower has knowledge, nor will any default or Event of Default occur as a result of this Amendment. No Material Adverse Effect has occurred as of the date hereof of which Borrower has knowledge, nor will any Material Adverse Effect occur as a result of this Amendment.

ARTICLE V – GENERAL RELEASE

BORROWER, FOR AND ON BEHALF OF ITSELF AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER BORROWER INCLUDING, BUT NOT LIMITED TO, ALL OF ITS PAST AND PRESENT DIRECTORS,

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SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “RELEASORS”) HEREBY UNCONDITIONALLY REMISE, RELEASE, ACQUIT AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND LENDERS AND ALL OF THEIR PAST AND PRESENT DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “RELEASEES”), OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH THE RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF THE RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE DATE THIS AMENDMENT IS EXECUTED AND DELIVERED.

ARTICLE VI - MISCELLANEOUS

6.1 Continuing Effect. Except as expressly modified and amended hereby, all of the Loan Documents, including but not limited to the Credit Agreement, shall remain in full force and effect and bind and inure to the benefit of the parties thereto and are hereby ratified and confirmed. The terms of such Loan Documents and the terms hereof are intended to be interpreted consistently. In the event of an irreconcilable conflict, the express terms hereof shall control.

6.2 Choice of Law. This Amendment, the construction, interpretation, and enforcement of this Amendment, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws or choice of laws.

6.3 Cooperation; Other Documents. At all times following the execution of this Amendment, Borrower shall execute and deliver to Administrative Agent, or shall cause to be executed and delivered to Administrative Agent, and shall do or cause to be done all such other acts and things as Administrative Agent may reasonably deem to be necessary or desirable to assure Administrative Agent and the Lenders of the benefit of this Amendment and the documents comprising or relating to this Amendment.

6.4 Integration. This Amendment and all documents and instruments executed in connection herewith or otherwise relating to this Amendment, including, without limitation, the Loan Documents, constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

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6.5 Amendment and Waiver. No amendment of this Amendment, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

6.6 Successors and Assigns. This Amendment and the other Loan Documents: (a) shall be binding upon Administrative Agent, Lenders and Borrower and upon their respective officers, directors, employees, agents, trustees, representatives, nominees, parent corporation, subsidiaries, heirs, executors, administrators, successors or assigns, and (b) shall inure to the benefit of Administrative Agent, Lenders and Borrower provided, however, that Borrowers may not assign any rights hereunder or any interest herein without obtaining the prior written consent of Lenders, and any such assignment or attempted assignment shall be void and of no effect with respect to Lenders.

6.7 Counterparts; Effectiveness. This Amendment may be executed by facsimile signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Amendment. This Amendment shall be deemed to have been executed and delivered when Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized officers on the date first above written.

BORROWER:
AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

By: America First Capital Associates Limited Partnership Two, its general partner

By: Greystone AF Manager LLC, its
  General partner

  By: /s/ Curtis Pollock
  Name: Curtis Pollock
  Title: Vice President

AGENT AND LENDERS: BANKUNITED, N.A., as a Lender and as Administrative Agent By: /s/ Jonathan Smith Name: Jonathan Smith Title: Senior Vice President

BANKERS TRUST COMPANY, as a Lender By: /s/ Donald Shiu Name: Donald Shiu Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement